                                                                    EXHIBIT 99.2

                AMENDMENT NO. 3 TO TERM LOAN DIP CREDIT AGREEMENT

This AMENDMENT NO. 3, dated as of June 29, 2007 (this "AMENDMENT"), is entered into by and among DURA OPERATING CORP., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code (the "COMPANY"), DURA AUTOMOTIVE SYSTEMS, INC., a Delaware corporation, a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code ("HOLDINGS"), certain SUBSIDIARIES OF HOLDINGS AND COMPANY, each a debtor and debtor in possession under Chapter 11 of the Bankruptcy Code, as Guarantors, the lenders from time to time party to the Term Loan DIP Credit Agreement (as defined below) (the "LENDERS"), GOLDMAN SACHS CREDIT PARTNERS L.P., as Administrative Agent (together with its permitted successors in such capacity, the "ADMINISTRATIVE AGENT"), as Collateral Agent and as Sole Book Runner, Joint Lead Arranger and Syndication Agent, BARCLAYS CAPITAL, the investment banking division of Barclays Bank PLC, as Joint Lead Arranger and Documentation Agent, and BANK OF AMERICA, as Issuing Bank and Credit-Linked Deposit Bank.

                                    RECITALS:

WHEREAS, Company, Holdings, the Lenders, the Administrative Agent and the other parties thereto have entered into that certain Senior Secured Super-Priority Debtor in Possession Term Loan and Guaranty Agreement, dated as of October 31, 2006 (as amended as of the date hereof, as amended hereby and as further amended, modified or restated from time to time, the "TERM LOAN DIP CREDIT AGREEMENT"). Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Term Loan DIP Credit Agreement;

WHEREAS, the Company desires to amend the Term Loan DIP Credit Agreement to, among other things, modify certain financial covenant levels; and

WHEREAS, pursuant to Section 10.5(a) of the Term Loan DIP Credit Agreement, the consent of the Requisite Lenders is required to effect the amendments set forth herein;

WHEREAS, concurrently with the execution of this Amendment, the Company, Holdings, the Revolving Administrative Agent, and the various lenders under the Revolving DIP Credit Agreement will have entered into that certain Amendment No. 2 and Waiver to the Revolving DIP Credit Agreement, dated as of the date hereof (the "REVOLVING DIP SECOND AMENDMENT"); and

WHEREAS, the Administrative Agent and the Requisite Lenders have agreed, subject to the limitations and conditions set forth herein, to amend or otherwise modify the Term Loan DIP Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION I. AMENDMENTS

     1.2. Amendments to the Term Loan DIP Credit Agreement. As of the Effective
Date:

     (a) Section 6.1(b) (Indebtedness) of the Term Loan DIP Credit Agreement is hereby amended by (i) deleting the word "and" immediately before clause (B) thereof and (ii) adding the following at the end of clause (B) thereof:

          and (C) Indebtedness of Dura Automotive Systems do Brazil Ltda. to Company in an aggregate outstanding amount not to exceed at any time $1,450,000.

     Sections 6.1(l) and (m) (Indebtedness) of the Term Loan DIP Credit Agreement are hereby amended and restated in their entirety to read as follows:

(l) Indebtedness of any Foreign Subsidiary of Holdings that is not a Credit Party in connection with (i) account factoring arrangements or (ii) (to the extent the applicable obligations are Indebtedness) Sale and Lease-Back Transactions permitted by Section 6.11, in an aggregate amount for clauses (i) and (ii) not to exceed at any time $45,000,000 outstanding; provided that up to an additional $5,000,000 of such Indebtedness may be incurred but only to the extent Indebtedness incurred pursuant to clause (b)(A)(y) above is less than $10,000,000 at any time such additional amount is outstanding; (m) [Reserved].

     Section 6.1(o) (Indebtedness) of the Term Loan DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (o) Indebtedness incurred in connection with (i) the Existing Mexican L/C provided that such Indebtedness at no time exceeds 4,700,000 Mexican Pesos and (ii) letters of credit issued for the benefit of any Subsidiary of the Company that is not a Credit Party provided that the aggregate amount of all such Indebtedness incurred pursuant to this clause (ii) shall at no time exceed $5,000,000.

     (b) Section 6.2(r) (Liens) of the Term Loan DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (r) Liens in favor of (i) the issuer of the Existing Mexican L/C in connection with the cash collateralization of the Existing Mexican L/C, and (ii) the issuers of the letters of credit issued in accordance with Section 6.1(o) (Indebtedness).

     (c) Section 6.7(h) (Investments) of the Term Loan DIP Credit Agreement is hereby amended and restated in its entirety to read as follows:

          (h) Investments in (i) a Deposit Account held at the issuer of the Existing Mexican L/C in connection with the cash collateralization of the Existing Mexican L/C provided that such Investment at no time exceeds 4,700,000 Mexican Pesos and (ii) any Deposit Account held at the issuer of any other letter of credit issued in accordance with Section 6.1(o)(ii) (Indebtedness) in connection with the cash collateralization of any such letter of credit, provided that the aggregate amount of all such Investments pursuant to this clause (ii) shall at no time exceed $5,000,000

     Section 6.8(a) (Minimum EBITDA) of the Term Loan DIP Credit Agreement is hereby amended by replacing the table in such section with the following table:

                 PERIOD                 MINIMUM EBITDA
                 ------                 --------------
November 1, 2006 - January 31, 2007       $(5,000,000)
November 1, 2006 - February 28, 2007      $ 3,449,945
November 1, 2006 - March 31, 2007         $12,782,777
November 1, 2006 - April 30, 2007         $17,206,170
November 1, 2006 - May 31, 2007           $19,873,331
November 1, 2006 - June 30, 2007          $27,890,518
November 1, 2006 - July 31, 2007          $25,546,843
November 1, 2006 - August 31, 2007        $27,816,874
November 1, 2006 - September 30, 2007     $45,324,997
November 1, 2006 - October 31, 2007       $52,586,795
December 1, 2006 - November 30, 2007      $55,358,832
January 1, 2007 - December 31, 2007       $56,176,951

SECTION II. CONDITIONS PRECEDENT TO EFFECTIVENESS

     The effectiveness of the amendments set forth in Section I hereof is subject to the satisfaction, or waiver, of the following conditions on or before the date hereof (the "EFFECTIVE DATE"):

     (a) the Administrative Agent shall have received this Amendment, duly executed by each of the Credit Parties, the Administrative Agent and the Requisite Lenders;

     (b) the Administrative Agent shall have received the Revolving DIP Second Amendment, duly executed by each of the parties thereto;

     (c) the Administrative Agent shall have received such additional documents, instruments and information as the Administrative Agent may reasonably request;

     (d) the representations and warranties set forth in Section III shall be true and correct as of the Effective Date;

     (e) the Borrower shall have paid to the Administrative Agent for the account of each consenting Lender for which the Administrative Agent shall have received (by facsimile or otherwise) an executed Lender consent hereto on or prior to 5:00 PM New York time on June 29, 2007 (or such later date or time as the Administrative Agent and the Borrower may agree), an amendment fee equal to 0.10% of the aggregate outstanding principal amount of Loans provided by each such consenting Lender; and

     (f) the Borrower shall have paid all costs and expenses incurred in connection with this Amendment or otherwise in accordance with the Credit Agreement.

SECTION III. REPRESENTATIONS AND WARRANTIES

          The Company and each other Credit Party hereby represents and warrants that:

A. CORPORATE POWER AND AUTHORITY. Each Credit Party has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated hereby in all material respects, and perform its obligations under the Term Loan DIP Credit Agreement and the other Credit Documents, in each case in all material respects.

B. AUTHORIZATION OF AGREEMENTS. The execution and delivery of this Amendment has been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment does not and will not (a) violate any provision of any material law or any material governmental rule or regulation applicable to Holdings or any of its Subsidiaries, any of the Organizational Documents of Holdings or any of its Subsidiaries, or any order, judgment or decree of any court or other agency of government in any jurisdiction binding on Holdings or any of its Subsidiaries;
(b) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Material Contract of Holdings or any of its Subsidiaries; (c) result in or require the creation or imposition of any Lien upon any of the properties or assets of Holdings or any of its Subsidiaries (other than any Liens created under any of the Credit Documents in favor of Collateral Agent, on behalf of Secured Parties, and the Liens securing the

Revolving Credit Obligations); or (d) require any material approval of stockholders, members or partners or any material approval or material consent of any Person under any Material Contract of Holdings or any of its Subsidiaries, except for such material approvals or material consents which will be obtained on or before the Effective Date and disclosed in writing to Lenders and such material approvals or material consents required to be obtained in the ordinary course of business.

D. GOVERNMENTAL CONSENTS. No action, consent or approval of or notice to, registration or other action by any Governmental Authority is required in connection with the execution and delivery by each Credit Party of this Amendment and the performance by each Credit Party of the Term Loan DIP Credit Agreement and the other Credit Documents.

E. BINDING OBLIGATION. This Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM TERM LOAN DIP CREDIT AGREEMENT. The representations and warranties contained in Section 4 of the Term Loan DIP Credit Agreement are and will be true, correct and complete in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute an Event of Default or a Default.

SECTION IV. ACKNOWLEDGMENT AND CONSENT

     Each of Holdings and certain Subsidiaries of the Company has (i) guaranteed the Obligations and (ii) created Liens in favor of Lenders on certain Collateral to secure its obligations under the Term Loan DIP Credit Agreement and the Collateral Documents subject to the terms and provisions of the Term Loan DIP Credit Agreement and the Collateral Documents. Each of Holdings and certain Subsidiaries of the Company who have guaranteed the Obligations are collectively referred to herein as the "CREDIT SUPPORT PARTIES", and the Term Loan DIP Credit Agreement and the Collateral Documents are collectively referred to herein as the "CREDIT SUPPORT DOCUMENTS".

     Each Credit Support Party hereby acknowledges that it has reviewed the terms and provisions of the Term Loan DIP Credit Agreement and this Amendment and consents to the amendment and waiver of the Term Loan DIP Credit Agreement effected pursuant to this Amendment. Each Credit Support Party hereby confirms that each Credit Support Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Credit Support Documents the payment and performance of all "Obligations" under each of the Credit Support Documents, as the case may be (in each case as such terms are defined in the applicable Credit Support Document), including without limitation the payment and performance of all such "Obligations" under each of the Credit Support Documents, as the case may be, in respect of the Obligations of the Company now or hereafter existing under or in respect of the Term Loan DIP Credit Agreement and the Collateral Documents.

     Each Credit Support Party acknowledges and agrees that any of the Credit Support Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.

     The Company and each Credit Support Party acknowledges and agrees that, except as expressly provided herein, nothing in the Term Loan DIP Credit Agreement, the Pledge and Security Agreement, this Amendment or any other Credit Document shall be deemed to constitute an amendment to or waiver of any Default or Event of Default, or an indication of the Administrative Agent's or Lender's willingness to amend or waive, any other provisions of the Credit Documents.

SECTION V. MISCELLANEOUS

A. BINDING EFFECT. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.

B. SEVERABILITY. In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

C. REFERENCE TO TERM LOAN DIP CREDIT AGREEMENT. On and after the Effective Date, each reference in the Term Loan DIP Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Term Loan DIP Credit Agreement, and each reference in the other Credit Documents to the "Term Loan DIP Credit Agreement", "thereunder", "thereof" or words of like import referring to the Term Loan DIP Credit Agreement shall mean and be a reference to the Term Loan DIP Credit Agreement as amended by this Amendment.

D. EFFECT ON CREDIT AGREEMENT. Except as specifically amended by this Amendment, the Term Loan DIP Credit Agreement and the other Credit Documents shall remain in full force and effect and are hereby ratified and confirmed.

F. EXECUTION. The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of any Agent or Lender under, the Term Loan DIP Credit Agreement or any of the other Credit Documents.

G. HEADINGS. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

H. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF THAT WOULD REQUIRE THE APPLICATION OF LAWS OTHER THAN THOSE OF THE STATE OF NEW YORK.

I. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

J. CREDIT DOCUMENT. This Amendment is a Credit Document (as defined in the Term Loan DIP Credit Agreement).

            [The remainder of this page is intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                                        DURA AUTOMOTIVE SYSTEMS, INC.
                                        DURA OPERATING CORP.
                                        DURA SPICEBRIGHT, INC.
                                        ADWEST ELECTRONICS, INC.
                                        ATWOOD AUTOMOTIVE, INC.
                                        ATWOOD MOBILE PRODUCTS, INC.
                                        CREATION GROUP HOLDINGS, INC
                                        CREATION GROUP, INC.
                                        CREATION GROUP TRANSPORTATION, INC.
                                        CREATION WINDOWS, INC.
                                        DURA AUTOMOTIVE SYSTEMS CABLE
                                        OPERATIONS, INC.
                                        DURA AUTOMOTIVE SYSTEMS OF INDIANA, INC.
                                        DURA GLOBAL TECHNOLOGIES, INC.
                                        KEMBERLY, INC.
                                        MARK I MOLDED PLASTICS OF TENNESSEE,
                                        INC.
                                        SPEC-TEMP., INC.
                                        UNIVERSAL TOOL & STAMPING COMPANY, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DURA SHIFTER L.L.C.

                                        By: DURA OPERATING CORP.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA AIRCRAFT OPERATING COMPANY, LLC

                                        By: DURA OPERATING CORP.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA BRAKE SYSYEMS, L.L.C.

                                        By: DURA OPERATING CORP.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DURA CABLES NORTH LLC

                                        By: ATWOOD AUTOMOTIVE, INC.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA CABLES SOUTH LLC

                                        By: ATWOOD AUTOMOTIVE, INC.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA FREMONT L.L.C.

                                        DURA GLADWIN L.L.C.
                                        DURA MANCELONA L.L.C.
                                        DURA SERVICES L.L.C.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CREATION WINDOWS, LLC

                                        KEMBERLY, LLC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        AUTOMOTIVE AVIATION PARTNERS, LLC

                                        By: DURA AIRCRAFT OPERATING COMPANY,
                                            LLC,
                                        Its: MANAGING MEMBER

                                        By: DURA OPERATING CORP.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA G.P.

                                        By: DURA OPERATING CORP.,
                                        Its: MANAGING GENERAL PARTNER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        TRIDENT AUTOMOTIVE, L.P.

                                        By: TRIDENT AUTOMOTIVE LIMITED,
                                        Its: GENERAL PARTNER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE, L.L.C.

                                        By: TRIDENT AUTOMOTIVE CANADA, CO.,
                                        Its: MANAGING MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PATENT LICENSING CLEARINGHOUSE L.L.C.

                                        By: MARK I MOLDED PLASTICS OF TENNESSEE,
                                            INC.,
                                        Its: SOLE MEMBER


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DURA AUTOMOTIVE CANADA ULC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA AUTOMOTIVE SYSTEMS (CANADA), LTD.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA OPERATING CANADA LP, BY ITS GENERAL
                                        PARTNER, DURA AUTOMOTIVE SYSTEMS OF
                                        INDIANA, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA ONTARIO, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA CANADA LP, BY ITS GENERAL PARTNER,
                                        DURA ONTARIO, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        DURA HOLDINGS ULC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        DURA HOLDINGS CANADA LP, BY ITS GENERAL
                                        PARTNER, DURA HOLDINGS ULC


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE LIMITED


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        TRIDENT AUTOMOTIVE CANADA CO.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        GOLDMAN SACHS CREDIT PARTNERS L.P.,
                                        as Administrative Agent, Collateral
                                        Agent, Sole Bookrunner, Joint Lead
                                        Arranger, Syndication Agent and a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------